UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2009 (December 29, 2008)
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	001-15875 (Commission File Number)	54-1684963 (I.R.S. Employer Identification No.)

501 Fifth Street		37620
Bristol, Tennessee		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (423) 989-8000
N/A
Former name or former address if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 5, 2009, King Pharmaceuticals, Inc. (“King”) filed a Current Report on Form 8-K to report the completion of its acquisition of all of the outstanding shares of Class A Common Stock, together with the associated preferred stock purchase rights, of Alpharma Inc. King is filing this amendment to the January 5 Current Report to include the financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
1.	Alpharma’s audited consolidated financial statements as of December 31, 2007 and 2006 and for each of the three years ended December 31, 2007, 2006, and 2005 are attached as Exhibit 99.1 and are incorporated herein by reference.

2.	Alpharma’s condensed consolidated financial statements as of September 30, 2008, and for the three and nine months ended September 30, 2008 and 2007, are attached as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
Unaudited pro forma condensed financial information for the twelve months ended December 31, 2007 and the nine months ended September 30, 2008, is attached as Exhibit 99.3 and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Alpharma, Inc. as of December 31, 2007 and 2006 and for each of the three years ended December 31, 2007, 2006 and 2005.

99.2	Unaudited condensed consolidated financial statements of Alpharma, Inc. as of September 30, 2008, and for the three and nine months ended September 30, 2008 and 2007.

99.3	Unaudited pro forma financial information for the twelve months ended December 31, 2007 and for the nine months ended September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KING PHARMACEUTICALS, INC.
By:	/s/ Joseph Squicciarino
	Name:	Joseph Squicciarino
	Title:	Chief Financial Officer

Date: March 16, 2009